EXHIBIT 32.2
DIEBOLD NIXDORF, INCORPORATED AND SUBSIDIARIES
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350
In connection with the Quarterly Report on Form 10-Q of Diebold Nixdorf, Incorporated (Company) for the quarter ended September 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (Report), I, Christopher A. Chapman, Senior Vice President and Chief Financial Officer, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

1	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

October 31, 2017	/s/ Christopher A. Chapman
Christopher A. Chapman
Senior Vice President and Chief Financial Officer (Principal Financial Officer)